UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HSBC Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules14a-6(i)(1) and 0-11.

HSBC FUNDS

452 Fifth Avenue
New York, New York 10018

January 18, 2023

To the Shareholders of HSBC Funds:

On behalf of the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”), I invite you to a special meeting of shareholders of the Trust that will be held on February 27, 2023 at 10:00 a.m. at the offices of State Street Bank and Trust Company, Gates Conference Room, Channel Center, 1 Iron Street, Boston, MA 02210 (the “Special Meeting”).

The purpose of the Special Meeting is to ask shareholders to consider and approve the election of the following five nominees to serve as Trustees of the Trust: Marcia L. Beck, Susan C. Gause, Susan S. Huang, Hugh T. Hurley, III and Paul D. Dawe. With the exception of Mr. Dawe, each of the nominees currently serves as a Trustee of the Trust.

This proposal is described in the enclosed Proxy Statement. Whether or not you plan to attend the Special Meeting in person, please take a few minutes to read the Proxy Statement and cast your vote promptly. We strongly encourage you to take the time to carefully consider and vote on this proposal promptly, regardless of the number of shares you own.

The Board unanimously recommends THAT YOU vote “FOR” EACH OF the NOMINEES.

VOTING IS QUICK AND EASY. You can vote in one of four ways:

●	By mail with the enclosed Proxy Card – be sure to sign, date and return it in the enclosed postage-paid envelope,

●	Through the web site listed in the proxy voting instructions on the enclosed Proxy Card,

●	By telephone using the toll-free number listed in the proxy voting instructions on the enclosed Proxy Card, or

●	In person at the Special Meeting on February 27, 2023.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, or to quickly vote your shares, please call the live proxy services representative toll-free at 1-800-690-6903.

BY VOTING AS SOON AS POSSIBLE, YOU SAVE THE TRUST THE ADDITIONAL EXPENSE OF FURTHER SOLICITING YOUR VOTE.

We thank you for your confidence and support, as well as your continued investment in the HSBC Funds.

Sincerely,

/s/ Stefano R. Michelagnoli

Stefano R. Michelagnoli
President
HSBC Funds

HSBC FUNDS

452 Fifth Avenue
New York, New York, 10018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on February 27, 2023

Notice is hereby given (the “Notice of Meeting”) that a special meeting (the “Special Meeting”) of the shareholders of HSBC Funds (the “Trust”) will be held on February 27, 2023, at the offices of State Street Bank and Trust Company, Gates Conference Room, Channel Center, 1 Iron Street, Boston, MA 02210, at 10:00 a.m. (Eastern time).

The purpose of the Special Meeting is to ask shareholders to consider and approve the election of the following five nominees to serve as Trustees of the Trust: Marcia L. Beck, Susan C. Gause, Susan S. Huang, Hugh T. Hurley, III and Paul D. Dawe. Additional information about the proposal and nominees is included in the enclosed Proxy Statement.

You are entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof if you owned shares of any of the HSBC Funds at the close of business on January 6, 2023.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting in person at the Special Meeting, you may also vote by mail, by telephone or via the Internet, as provided on the enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND

WE ASK THAT YOU VOTE PROMPTLY
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees

/s/ Stefano R. Michelagnoli

Stefano R. Michelagnoli
President
HSBC Funds

HSBC FUNDS

452 Fifth Avenue
New York, New York, 10018

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

to be held on February 27, 2023

This Proxy Statement and the enclosed Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”). The Board is soliciting proxies on behalf of each series of the Trust (the “Funds”) to be voted at a special meeting of shareholders of the Trust on February 27, 2023, at the offices of State Street Bank and Trust Company, Gates Conference Room, Channel Center, 1 Iron Street, Boston, MA 02210, at 10:00 a.m. (Eastern time), or any adjournment(s) or postponement(s) thereof (the “Special Meeting”).

The purpose of the Special Meeting is to ask shareholders to consider and approve the election of the following five nominees to serve as Trustees of the Trust: Marcia L. Beck, Susan C. Gause, Susan S. Huang, Hugh T. Hurley, III and Paul D. Dawe. Additional information about the proposal and nominees is included in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed Proxy Card will first be mailed or otherwise delivered to shareholders on or about January 20, 2023. Only shareholders of record of the Trust on January 6, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Shareholders of record of the Funds on the Record Date are entitled to one vote per share (and a proportionate fractional vote for each fraction of a share) at the Special Meeting.

Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting or any adjournment(s) or postponement(s) thereof in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each nominee. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or

(3) otherwise give notice of revocation at the Special Meeting or any adjournment(s) or postponement(s) thereof, and in all cases prior to the exercise of the authority granted in the Proxy Card.

If a shareholder wishes to participate in the Special Meeting or any adjournment(s) or postponement(s) thereof, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may submit the Proxy Card included with this Proxy Statement or attend the Special Meeting or any adjournment(s) or postponement(s) in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 27 2023

This Proxy Statement is available online at www.proxyvote.com. In addition, the most recent annual report of each Fund, including financial statements, for the fiscal year ended October 31, 2022 has been mailed previously to shareholders. If you would like to receive additional copies of a shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Trust by writing to HSBC Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219691, Kansas City, MO 64121-9691 or by calling 1-800-782-8183, or go to the Trust’s website at https://www.assetmanagement.us.hsbc.com/en/individual-investor/fund-centre. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

PROPOSAL

Election of Trustees

All funds

What are shareholders being asked to approve?

The purpose of this Proposal is to elect each of the following five nominees to serve as a Trustee on the Board of the Trust: Marcia L. Beck, Susan C. Gause, Susan S. Huang, Hugh T. Hurley, III and Paul D. Dawe (each a “Nominee” and collectively, the “Nominees”).

Who are the Nominees to the Board?

Information about each of the Nominees, including his or her business address, age and principal occupations during the past five years, and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth below. With the exception of Mr. Dawe, each of the Nominees currently serves as a Trustee of the Trust, and each such Trustee has served in that capacity since originally elected or appointed. Mr. Dawe is the Chief Executive Officer and Chief Operating Officer of HSBC Global Asset Management (USA) Inc., the investment adviser and administrator of the Trust (“AMUS” or the “Adviser”).

Each of the Nominees were nominated by the Board upon a recommendation from the Board’s Nominating and Corporate Governance Committee, which is composed solely of Trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”). Each Nominee has agreed to serve, or to continue to serve, on the Board if elected by shareholders.

Why am I being asked to vote on the election of incumbent Nominees?

The Board has determined that it is in the best interests of the Funds to seek the election by shareholders of all of the current Trustees of the Trust, along with Mr. Dawe. As currently constituted, the Board has four Trustees, three of whom have been previously elected by shareholders (Mses. Beck, Gause and Huang) and one of whom has been appointed but not previously elected by shareholders (Mr. Hurley).

Although not currently required by applicable law, the Board believes that providing shareholders with an opportunity to elect the full slate of current Board members at this time is an important way in which the Board may promote meaningful representation of the shareholders’ interests and is also a corporate governance “best practice.”

Why am I being asked to elect Mr. Dawe?

As Chief Executive Officer and Chief Operating Officer of the Adviser, the election by shareholders of Mr. Dawe to the Board would provide the Board with an important perspective during Board deliberations. Mr. Dawe was nominated by the Board upon a recommendation from the Board’s Nominating and Corporate Governance Committee, which is composed solely of Independent Trustees. The Board nominated Mr. Dawe based on its belief that, among other things, an individual affiliated with the Adviser serving as a Trustee on the Board would benefit Board oversight of the Funds and enhance Board deliberations. Mr. Dawe has in-depth knowledge of the asset management industry, as well as the business of the Adviser, the Trust, and each of the Funds. It is expected that his service as a Trustee will provide the Board with additional access to the perspectives and resources of the Adviser and its affiliates.

What additional benefits will the elections have on the composition of the Board?

The election by shareholders of the Nominees would provide the Board additional flexibility in the future to appoint a limited number of additional new Trustees, if deemed necessary or desirable, without incurring the costs of holding expensive shareholder meetings to elect each new Trustee. As background, the 1940 Act permits a mutual fund board of trustees to appoint a new trustee to fill a vacancy provided that after such trustee is appointed, at least two-thirds of the trustees have been elected by shareholders. At this time, three of the four current Trustees have been elected by shareholders (or 75%). Accordingly, the appointment of a new Trustee by the Board to fill any future vacancy would not be permissible because, after such an appointment, only three of the five Trustees would have been elected by shareholders (or 60%) and, thus, less than two-thirds of the Trustees would have been elected by shareholders. The increased flexibility to appoint new Trustees will permit the Board to more easily adapt to changes in circumstances of the Trust and/or AMUS in order to be able to discharge their fiduciary obligations in a manner that effectively protects and advances the interests of the Trust.

How many of the Nominees would be Independent Trustees if elected?

Mses. Beck, Gause and Huang and Mr. Hurley are, and would continue to be, Independent Trustees if elected by shareholders. Mr. Dawe would be an interested Trustee if elected by shareholders because he is the Chief Executive Officer and Chief Operating Officer of AMUS. Accordingly, if the Nominees are elected by shareholders, four of the five Trustees would be Independent Trustees (or 80%).

How does the Board suggest that I vote?

After careful consideration, the Board has unanimously approved the Proposal and recommends that you vote “FOR” each of the Nominees.

Information About the Trustee Nominees

INDEPENDENT TRUSTEE NOMINEES. The following table sets forth certain information about the Independent Trustee Nominees.

NAME AND AGE*	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Marcia L. Beck Age: 67	Trustee and Chair	Indefinite; 2008 to present	Private Investor (1999 – present)	5	None
Susan C. Gause Age: 70	Trustee	Indefinite; 2013 to present	Private Investor (2003 – present)	5	Brighthouse Funds Trust II (fka Metropolitan Series Fund) (2012 – present); Brighthouse Funds Trust II (fka Met Investors Series Trust) (2008 – present)
Susan S. Huang Age: 68	Trustee	Indefinite; 2008 to present	Private Investor (2000 – present)	5	None
Hugh T. Hurley III Age: 58	Trustee	Indefinite; 2020 to present	Private Investor (2017 – present)	5	Oakmark Funds (2018 – present)

*	Each Independent Trustee may be contacted by writing to the Trustee, c/o DST Asset Manager Solutions, Inc., P.O. Box 219691, Kansas City, MO 64121-9691, Attn: Stefano Michelagnoli.
**	The “Fund Complex” is comprised of the 5 portfolios of HSBC Funds.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEE NOMINEE. The following table sets forth certain information about the Interested Trustee Nominee.

NAME AND AGE*	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Paul D. Dawe**** Age: 53	Nominee	Indefinite	Chief Executive Officer and Chief Operating Officer, HSBC Global Asset Management (USA) Inc. (2020 – present); Chief Operating Officer, HSBC Global Asset Management (USA) Inc. (2011 – 2020)	5	None

*	Mr. Dawe may be contacted by writing to the Adviser, 452 Fifth Avenue, New York, New York 10018.
**	The “Fund Complex” is comprised of the 5 portfolios of HSBC Funds.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
****	Mr. Dawe will be considered to be an interested Nominee (i.e., not independent) because of his affiliation with the Adviser and its affiliates.

OFFICERS. The table below sets forth certain information about the Trust’s executive officers.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Stefano R. Michelagnoli 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2020 to present	Global Head of Client Operations, HSBC Global Asset Management (USA) Inc. (June 2020 – present); Regional Head of Product (Americas), HSBC Global Asset Management (USA) Inc. (2015 – June 2020)
James D. Levy 452 Fifth Avenue New York, NY 10018 Age: 59	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)
Maria Clem Sell* 3 Canal Plaza, Suite 100 Portland, ME 04101 Age: 44	Treasurer	One year; November 2022 to present	Principal Consultant, ACA Group (May 2022 – present); Director, Foreside Financial Group, LLC (June 2021 – April 2022); Director, Franklin Templeton Investments (April 2014 – April 2021)
Patrick J. Keniston* 3 Canal Plaza, Suite 100 Portland, ME 04101 Age: 59	Chief Compliance Officer and Secretary	One year; November 2022 to present	Senior Principal Consultant, ACA Global (f/k/a Foreside Fund Officer Services, LLC) (2008 – present)

*	Mr. Keniston and Ms. Sell are also officers of certain other investment companies.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
James M. Curtis 452 Fifth Avenue New York, NY 10018 Age: 54	Chief Legal Officer	One year; 2018 to present	Managing Associate General Counsel, HSBC Technology & Services (USA) Inc. (2018 – present); Associate General Counsel, HSBC Securities (USA) Inc. (2005 – 2017)

*	Mr. Keniston and Ms. Sell are also officers of certain other investment companies.

Board Composition and Leadership Structure

The Trust has a Board of Trustees. The Board currently consists of four Trustees, all of whom are Independent Trustees. If Mr. Dawe is elected, four out of the five Trustees would be Independent Trustees. The Board is responsible for the overall management of the Trust, including general supervision and review of the Trust’s investment activities. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trust enters into agreements with various entities to manage the day-to-day operations of the Trust, including with the Adviser, investment sub-advisers (as applicable), the administrator, the sub-administrator/fund accountant, the transfer agent, the distributor and the custodian. The Board is responsible for selecting these service providers (based on the recommendation of the Adviser), approving the terms of their contracts with the Trust and exercising general oversight of these service providers on an ongoing basis.

The Chair of the Board, Ms. Beck, is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and the Trust’s management. The Trustees interact directly with the Chair, Chairs of the Trust’s standing Committees, each other, the Trust’s officers, and senior management of the Adviser and other service providers of the Trust at scheduled meetings and between meetings, as appropriate. The Trustees believe that Mr. Dawe’s election would further facilitate the flow of information from the Adviser to the Board.

The Board has established the following standing committees: the Audit Committee and the Nominating and Corporate Governance Committee (the “Committees”) to facilitate the Trust’s effective oversight of those aspects of the Trust’s operations. Each Committee has a Chair, who is an Independent Trustee. Each Committee’s responsibilities are discussed in greater detail below. By assigning areas of responsibility to committees of the Trustees, and to the full Board, the Board’s leadership structure enables it to exercise informed and independent judgment over the matters within its purview.

The Board’s Role in Risk Oversight of the Trust

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, as does each Committee of the Trust. The Board and its Committees consider risk management through, among other things, regular reports that have been developed by management, in consultation with the Board, its Committees and counsel. These reports address investment, valuation, liquidity, operations and compliance matters. The Board may also receive special written reports or presentations on cybersecurity and a variety of other risk issues, either upon request or upon the Adviser’s initiative. In addition, the Board meets regularly with the Adviser’s internal risk department and Fund Pricing Group to review reports on their examinations of liquidity risks, and when applicable, their fair value determinations on the Funds’ investment portfolios.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds, which may include the comparison of the Funds’ performance to their respective benchmarks and/or peer groups when applicable. In addition, investment personnel for the Funds meet regularly with the Board to discuss Fund performance, including investment risk, liquidity and market updates. Also, to the extent that a Fund changes a particular investment strategy or invests in a new type of security that could have a material effect on the Fund’s risk profile, the Board generally is consulted.

With respect to valuation, pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “Valuation Designee.” As Valuation Designee, the Adviser performs fair value determinations relating to the Funds’ investments and is responsible for, among other things, establishing, implementing and testing fair value methodologies. The Board receives regular and other periodic written reports on valuation matters and will review, no less frequently than annually, a written report prepared by the Adviser (as Valuation Designee) that assesses the adequacy and effectiveness of its process for determining fair value.

With respect to liquidity, the Trust has implemented a liquidity risk management program on behalf of the non-money market Funds (the “Liquidity Program”) that is designed to assess and manage each Fund’s liquidity risk. The Board has designated the Fund Liquidity Review Group to administer the Liquidity Program. The Fund Liquidity Review Group is comprised of representatives from the Adviser’s investment, risk, operations and compliance teams. Under the Liquidity Program, the Board reviews periodic reports concerning Fund liquidity and reviews, no less frequently than annually, a written report prepared by the Fund Liquidity Review Group that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness.

With respect to compliance risks, the Board selects the person to serve as the Trust’s Chief Compliance Officer (“CCO”) pursuant to Rule 38a-1 under the 1940 Act. In addition, the Board receives regular compliance reports and meets regularly with the CCO to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The Board also meets regularly with the CCO of the Adviser. The Board adopts compliance policies and procedures for the Trust and approves such procedures of certain of the Trust’s service providers. The compliance policies and procedures are reasonably designed to detect and prevent violations of the federal securities laws. In addition, the Board oversees compliance by third-party service providers with the Trust’s compliance program and assess recommendations made by the CCO concerning changes and additions to the Trust’s compliance program.

Nominee Experience, Qualifications, Attributes or Skills

The following provides an overview of the considerations that led the Board to conclude that each individual should serve as a Trustee of the Trust. The current members of the Board joined at different points in time since 2008. Generally, no one factor was decisive in the original selection of an individual to join the Board or in the recommendation for Mr. Dawe to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with other members of the Board; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and obligations. The Board believes that the specific background of each Nominee (including as set forth above) evidences such ability and is appropriate to his or her serving on the Board. The Chair of the Board, Ms. Beck, has asset management operating and leadership experience, having served as President and Trustee of the Goldman Sachs Mutual Funds, an unaffiliated mutual fund complex. Ms. Huang has asset management operating and leadership experience, having served as Senior Vice President of Schroder Investment Management, a global asset management company. Mses. Beck and Huang each has experience managing risk as well as portfolios of money market and fixed income instruments, respectively. Ms. Gause has significant experience in the financial services industry, having served as, among other things, Chief Executive Officer of Dresdner RCM Global Investors and Allianz Dresdner Asset Management, a global asset management company. In that position, Ms. Gause was responsible for the day-to-day activities of the investment adviser of various registered open-end funds. In addition, Ms. Gause has served as an independent director for another mutual fund complex since 2008. Mr. Hurley has significant experience in the investment management and capital markets industries, having served in several senior executive management roles, including as Managing Director and Global Head of Product Strategy at BlackRock, Inc., a global asset management company. Mr. Hurley is also a National Association of Corporate Directors (“NACD”) Governance Fellow and is NACD Directorship CertifiedTM. He has a B.S. in Finance and has held roles as finance chair, treasurer, and endowment chair in his previous positions, requiring him to work closely with audit and accounting professionals. In addition, Mr. Hurley serves as an independent director for another mutual fund complex and is a member of that complex’s audit committee. Mr. Dawe has asset management operating and leadership experience and is currently the Chief Executive Officer and Chief Operating Officer of HSBC Global Asset Management (USA) Inc. Previously, he was the Chief Operating Officer of the Adviser and HSBC Global Asset Management (UK) Limited. As a result of Mr. Dawe’s senior position with the Adviser, Mr. Dawe has in-depth and longstanding knowledge regarding the Trust and the Funds and is in a position to, among other things, continue to foster the relationship between the Funds and the Adviser and to provide access to resources for the benefit of the Trust and the Funds.

Committees of the Board of Trustees

The Nominating and Corporate Governance Committee is comprised of all of the Independent Trustees of the Trust. Should Mr. Dawe be elected to the Board, he would not be a member of the Nominating and Corporate Governance Committee as he would be an Interested Trustee. The Committee is currently chaired by Ms. Gause. This Committee, among other things: (i) makes nominations for trustee membership on the Board or a Committee; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews industry best practices and Board governance procedures and recommends appropriate changes to the full Board; (v) periodically reviews Trustee compensation and Committee responsibilities and recommends any appropriate changes to the full Board; (vi) reviews the retention of professional liability insurance (D&O/E&O Insurance) and investment company fidelity bonds; and (vii) reviews the independence and performance of the Independent Trustee counsel. The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. Such recommendations should be forwarded to the President of the Trust. The Nominating and Corporate Governance Committee met four (4) times during the most recently completed fiscal year. A copy of the Nominating and Corporate Governance Committee Charter is attached hereto as Exhibit A.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating and Corporate Governance Committee may consider, among other factors: (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, and other sources that the Committee deems appropriate.

The Audit Committee is comprised of all of the Independent Trustees of the Trust. The Audit Committee is currently chaired by Mr. Hurley. Ms. Beck, Mr. Hurley and Ms. Gause are audit committee financial experts of the Trust. Should Mr. Dawe be elected to the Board, he would not be a member of the Audit Committee as he would be an Interested Trustee. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trust. The Audit Committee, among other things: (i) recommends to the Board the selection, retention and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit and, generally, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors and any reports from the independent auditors concerning an audit, as presented to the Audit Committee; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; (v) approves the fees to be paid by the Trust to the independent auditors for its services; and (vi) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of the Trust met four (4) times during the most recently completed fiscal year.

Other Board Information

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the recent fiscal year ended October 31, 2022, the Board met seven (7) times. Each Trustee attended 100% of the Board meetings held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member.

The Trust’s Amended and Restated Declaration of Trust does not provide for the annual election of Trustees. Accordingly, the Board does not have a policy with regard to Trustee attendance at annual shareholder meetings. Except in the event of resignation or removal (as described in the Trust’s Amended and Restated Declaration of Trust), each Trustee serves until the next meeting of shareholders called for the purpose of electing Trustees and his or her successor is elected and qualified.

Share Ownership By Trustees, Nominees and Executive Officers

As of December 31, 2022, the Nominees and executive officers of the Trust beneficially owned, individually and collectively as a group, less than 1% of the outstanding shares of each class of each Fund, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee as of December 31, 2022. The information as to beneficial ownership is based on statements furnished by each Nominee.

NAME OF NOMINEE	DOLLAR RANGE* OF EQUITY SECURITIES IN APPLICABLE FUNDS	AGGREGATE DOLLAR RANGE* OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN OR TO BE OVERSEEN
Independent Trustee Nominees
Marcia L. Beck		$50,001-$100,000
HSBC U.S. Government Money Market Fund	$50,001-$100,000
HSBC U.S. Treasury Money Market Fund	None
HSBC RadiantESG U.S. Smaller Companies Fund	None
Susan C. Gause		$50,001-$100,000
HSBC U.S. Government Money Market Fund	None
HSBC U.S. Treasury Money Market Fund	None
HSBC RadiantESG U.S. Smaller Companies Fund	$50,001-$100,000
Susan S. Huang		$50,001-$100,000
HSBC U.S. Government Money Market Fund	$50,001-$100,000
HSBC U.S. Treasury Money Market Fund	None
HSBC RadiantESG U.S. Smaller Companies Fund	None
Hugh T. Hurley, III		None
HSBC U.S. Government Money Market Fund	None

NAME OF NOMINEE	DOLLAR RANGE* OF EQUITY SECURITIES IN APPLICABLE FUNDS	AGGREGATE DOLLAR RANGE* OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN OR TO BE OVERSEEN
HSBC U.S. Treasury Money Market Fund	None
HSBC RadiantESG U.S. Smaller Companies Fund	None
Interested Trustee Nominee
Paul D. Dawe		Over $100,000
HSBC U.S. Government Money Market Fund	Over $100,000
HSBC U.S. Treasury Money Market Fund	None
HSBC RadiantESG U.S. Smaller Companies Fund	None

*	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended October 31, 2022.

NAME	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES*	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX
Marcia L. Beck	N/A	N/A	$ 247,176.63
Susan C. Gause	N/A	N/A	$ 215,176.63

NAME	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES*	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND COMPLEX
Susan S. Huang	N/A	N/A	$ 204,342.39
Hugh T. Hurley, III	N/A	N/A	$ 215,187.50

*	The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees are not entitled to retirement benefits upon retirement from the Board.

If elected, Mr. Dawe would not be compensated directly from the Trust for his services as an interested Trustee.

Other Matters

No business other than as set forth herein is expected to come before the Special Meeting; however, should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment and in the interests of the Trust.

THE BOARD RECOMMENDS THAT
SHAREHOLDERS OF THE TRUST
VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE
GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Information about the Adviser and Administrator. HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York, 10018, is the investment adviser for the Funds pursuant to an investment advisory contract with the Trust. The Adviser is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (“HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of September 30, 2022, the Adviser had approximately $140.4 billion in assets under management. Pursuant to an Amended and Restated Administration Services Agreement, the Adviser also serves as the Trust’s administrator. In that role, the Adviser oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trust’s operations.

Transfer Agency. State Street Bank and Trust Company (“State Street”) serves as the Trust’s transfer agent. State Street has delegated transfer agent responsibilities to DST Asset Manager Solutions, Inc. (“DST”), whose principal business address is 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953. DST maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trust.

Custodian. State Street, One Lincoln Street, Boston, MA 02111, acts as the custodian of the Funds’ assets.

Sub-Administrator/Fund Accountant. State Street, One Lincoln Street, Boston, MA 02111, serves as the Trust’s sub-administrator/fund accountant. In that role, among other services, State Street provides regulatory, administrative and fund accounting services to the Funds.

Distribution Services. Foreside Distribution Services, L.P. (“Foreside” or the “Distributor”), a wholly-owned subsidiary of ACA Group (formerly, Foreside Financial Group, LLC), serves as the Trust’s principal underwriter. Under the terms of the Distribution Agreement, Foreside acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor’s address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Independent Auditors

The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected as independent auditor of the Trust for the current fiscal year. PwC has confirmed to the Audit Committee that they are independent auditors with respect to the Trust. Representatives of PwC are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Certain information concerning the fees and services provided by PwC to the Trust and to the Adviser and its affiliates for the two most recently completed fiscal years of the Trust is provided below. For purposes of the following information, the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust, are referred to as “Service Affiliates.” The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent auditor. The Audit Committee (or, under certain circumstances, a designated Committee Member) is required to pre-approve all audit and permitted non-audit services performed by the independent auditor for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to independent auditor’s independence each year. For the Reporting Periods (as defined below), none of the services provided to the Trust or Service Affiliates described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

(1)       Audit Fees. The aggregate fees billed to the Trust for the last two fiscal years (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements, were as follows:

Fiscal Year Ended	Audit Fees
10/31/22	$175,000
10/31/21	$150,000

(2)       Audit-Related Fees. The aggregate fees billed to the Trust during the Reporting Periods for assurance and related services by PwC that were reasonably related to the performance of the annual audit or review of the Trust’s financial statements (and not reported above), were as follows:

Fiscal Year Ended	Audit Fees
10/31/22	$36,000
10/31/21	$ 0

Fees for 2022 relate to audit-related services provided by PwC to the Funds in connection with the transition of certain of the Funds’ service provider arrangements.

(3)       Tax Fees. The aggregate fees billed to the Trust during the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”), were as follows:

Fiscal Year Ended	Tax Fees
10/31/22	$61,600
10/31/21	$77,400

Fees for both 2021 and 2022 relate primarily to the preparation of federal and state income and excise tax returns and the review of excise tax distributions. These amounts include fees for funds of the Trust which have liquidated.

(4)       All Other Fees. There were no fees billed for the Reporting Period for products and services provided by PwC to the Trust, other than the services reported above.

(5)       Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC for services rendered to the Trust and to the Service Affiliates for the Reporting Period were as follows:

Fiscal Year Ended	Non-Audit Fees
10/31/22	$1,890,000
10/31/21	$1,767,000

Fees for 2021 and 2022 represent PricewaterhouseCoopers LLP services provided to the Funds and to HSBC Bank and affiliates related to general corporate, state and local tax assistance, accounting matters and various advisory projects.

The Audit Committee has considered whether non-audit services provided by PwC to the Trust and to the Service Affiliates are compatible with maintaining the independence of PwC in its audits of the Trust and has determined that they are so compatible.

OTHER INFORMATION ABOUT VOTING AND THE MEETING

Quorum and Voting Requirements

The presence in person or by proxy of shareholders representing one-third (1/3) or more of the total combined votes of the Trust entitled to vote shall be a quorum for the transaction of business at the Special Meeting. The affirmative vote of a plurality of the votes cast by shareholders of the Trust is required to elect each Nominee for Trustee of the Trust. Cumulative voting is not permitted. Shareholders of the Funds will vote together as a single class. You may vote “FOR” or “WITHHOLD” authority to vote for each of the Nominees. If you “WITHHOLD” authority to vote with respect to one or more Nominees, your vote will have no effect on the election of such Nominees. Under this plurality system, each Trustee position is filled by the Nominee who receives the largest number of votes “FOR” that position, with no majority approval requirement. Each Nominee is unopposed for the Trustee position he or she is seeking to fill.

Voting Requirements in a Master/Feeder Fund Structure

Certain of the Funds invest all of their assets in another Fund. This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the “Feeder Fund”) invests all of its assets in a second fund (the “Master Fund”).1

As an interestholder in a Master Fund, a Feeder Fund will “pass-through” to its shareholders the vote for the proposal through this proxy solicitation, and will vote its interests in the Master Fund in the same proportion as shares of the Feeder Fund shareholders for which it receives proper instructions. In this manner, shareholders of a Fund that is a Feeder Fund will indirectly consider and vote on the proposal with respect to the corresponding Master Fund (i.e., HSBC RadiantESG U.S. Smaller Companies Portfolio). For example, if shareholders of a Fund that is a Feeder Fund vote in the aggregate as follows: 80% “FOR” each Nominee and 20% “WITHHOLD,” then the Fund, as an investor in a Master Fund (i.e., HSBC RadiantESG U.S. Smaller Companies Portfolio), will cast all of its votes as follows: 80% “FOR” each Nominee and 20% “WITHHOLD.” The HSBC RadiantESG U.S. Smaller Companies Portfolio, however, has two Feeder Fund investors and accordingly, it is possible that the shareholders of a single Feeder Fund may vote differently than the other investors.

Adjournments

The Special Meeting may be adjourned by the Chairman of the Special Meeting without shareholder approval.

Effect of a “Withhold” Vote and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting or any adjournment(s) or postponement(s) thereof, all shares present and entitled to vote, including executed and returned proxies marked with one or more “WITHHOLD” votes, will be counted. However, withholding your vote will not constitute a “FOR” vote in favor of any Nominee and will have no effect on the election of the Nominees. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a “FOR” vote in favor

1       The HSBC RadiantESG U.S. Smaller Companies Fund and HSBC RadiantESG U.S. Smaller Companies Fund (Class I) invest all of their assets in the HSBC RadiantESG U.S. Smaller Companies Portfolio.

of any Nominee. However, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the election of the Nominees.

Share Information

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Fund	Record Date Shares
HSBC U.S. Government Money Market Fund	36,757,614,419.007
HSBC U.S. Treasury Money Market Fund	3,765,411,726.180
HSBC RadiantESG U.S. Smaller Companies Fund (formerly, HSBC Opportunity Fund)	1,059,350.503
HSBC RadiantESG U.S. Smaller Companies Fund (Class I) (formerly, HSBC Opportunity Fund (Class I))	2,495,064.519

The persons that owned of record 5% or more of a Fund or a share class is set forth in Exhibit B.

Shareholder Proposals and Communications

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office by a reasonable time before the printing and mailing of proxy materials. This will ensure that such proposal is considered for inclusion in the Proxy Statement relating to the meeting. Whether a proposal is included in a Proxy Statement will be determined in accordance with applicable federal and state laws.

Shareholders who wish to communicate with the Board should send communications to the attention of HSBC Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 219691, Kansas City, MO 64121-9691, Attn: Stefano Michelagnoli, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

Costs of Solicitation

The Board is making this proxy solicitation. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy firm, to assist in the distribution of the proxy materials and the tabulation of proxies. The cost of Broadridge’s services, which will be borne by the Trust, is estimated to be approximately $84,107, plus reasonable out-of-pocket expenses.

In addition to solicitation by mail, solicitations also may be made by email, or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares of record. Broker/dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, email and personal interviews.

Householding

The Trust may furnish only one copy of this Proxy Statement to a household, even if more than one shareholder resides in the household, unless the Trust has received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this Proxy Statement, please contact us using the information below. If, in the future, you do not want the mailing of your Proxy Statement to be combined with other members of your household, or if the Trust has furnished multiple Proxy Statements to your household and you would like the Trust to furnish only one copy to your household in the future, please contact us using the information below.

BY PHONE
1-800-782-8183

BY MAIL
HSBC Funds
PO Box 219691
Kansas City, MO 64121-9691

PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD AND VOTE VIA THE INTERNET, BY TOUCHTONE PHONE OR BY PRINTING YOUR BALLOT AND MAILING IT IN. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-800-690-6903.

EXHIBIT A

HSBC FUNDS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	ESTABLISHMENT AND PURPOSE

The Board of Trustees (the “Board”) of the HSBC Funds (the “Trust”) hereby establishes a Nominating and Corporate Governance Committee (the “Committee”). The primary purpose of the Committee is to make nominations for Independent Trustee (as defined below) membership on the Board, consider nominations for Interested Trustee (as defined below) membership on the Board and to address important issues of corporate governance.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall be composed of all of the Trustees of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”). An Interested Trustee is any person who is an “interested person” of the Trust as defined in the 1940 Act.

The Committee shall elect a chair (“Chair”). The Chair may nominate and the Committee may elect a vice chair (“Vice Chair”), who would serve as Chair when the Chair is unable to serve. The Vice Chair shall not be compensated, except when serving as Chair.

III.	MEETINGS

The Committee will meet no less frequently than annually. The Chair will establish an Agenda for each meeting. Special meetings shall be called as circumstances require. The Chair may invite any Interested Trustee, Trust officers and other interested parties to participate in meetings. The Committee, in its discretion, may meet in executive session outside the presence of any Interested Trustee, the Trust officers and other parties.

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote. The Committee may also act by written consent to an action without a meeting by a majority of the members of the Committee.

IV.	REPORTING

The Chair will report to the Board on the results of the Committee’s activities and make such recommendations as deemed appropriate. The Committee will keep minutes of its meetings, which will be submitted to the Board for its review and maintained in the records of the Trust.

V.	AMENDMENTS

This Charter may be amended by a vote of a majority of the Board members. The Committee shall review this Charter at least annually, and recommend any changes to the Board.

VI.	DUTIES AND RESPONSIBILITIES

A.	Board Nominations and Governance Functions

i.	The Committee shall select and nominate all persons for election or appointment as Independent Trustees of the Trust. The Committee acknowledges that while a person may be nominated by another person for election or appointment as an Interested Trustee, the Committee may, in its own discretion, make such a nomination itself. Nominees for Independent Trustee, and any nominee for Interested Trustee, shall be selected and approved by all of the incumbent Independent Trustees then serving on the Board. The Committee shall evaluate each candidate’s qualifications for Board membership (whether a candidate for Independent or Interested Trustee). In connection with Independent Trustee candidates, the Committee shall evaluate each candidate’s independence from the Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with investment advisers and other service providers). In determining any nominee’s qualifications for Board membership, the Committee may consider such factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

ii.	The Committee shall consider Trustee candidates recommended by shareholders of the Trust. Any such candidates shall be considered and evaluated based upon the criteria applied to candidates presented to the Committee by a search firm or other non-shareholder sources.

iii.	The Committee periodically shall review the size, structure and composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets.

iv.	The Committee periodically shall review corporate governance procedures and shall recommend any appropriate changes to the Board. Among other matters, the Committee periodically shall review (a) the Board’s policies on Independent Trustee compensation and reimbursement for expenses associated with and attendance at Board and Committee meetings and at industry conferences, and (b) the Board’s effectiveness and operations, including the process by which other statutory or regulatory obligations are fulfilled, and shall recommend any appropriate changes to the Board.

v.	The Committee shall oversee implementation of the Board’s policies regarding annual self-evaluation of the Board.

vi.	The Committee periodically shall review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group, insofar as the Committee is comprised of less than all of the Independent Trustees.

vii.	The Committee shall review the retention of professional liability insurance (D&O/E&O Insurance) and investment company fidelity bonds.

B.	Committee Nominations and Functions

i.	The Committee shall review as necessary the responsibilities of any and all Board committees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

ii.	The Committee shall make nominations for membership on all Board committees and shall review committee assignments as necessary.

B.	Other Powers and Responsibilities

i.	The Committee is empowered to hold special meetings as deemed necessary by the Committee.

ii.	The Committee shall (i) monitor the performance of legal counsel employed by the Independent Trustees, (ii) monitor the independence of legal counsel employed by the Independent Trustees in accordance with requirements of the 1940 Act; and (iii) be responsible for the supervision of counsel for the Independent Trustees.

iii.	The Committee shall review and, as necessary, make recommendations regarding the Trust’s policy regarding general shareholder communications to the Board, and review shareholder communications to the Board.

iv.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants (including any search firm used to identify Independent Trustee candidates). Any expenses incurred in discharging the Committee’s responsibilities shall be borne by the Trust.

v.	The Committee shall review orientation and training materials for new Trustees, as appropriate.

vi.	The Committee shall have, and shall undertake, such other responsibilities as may be delegated to the Committee by the Board.

VII.	LIMITATION OF RESPONSIBILITIES

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Trust’s management or other service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his capacity as a Trustee of the Trust under applicable federal and state law.

Adopted on March 10, 2016

Revised: September 21, 2016, September 16, 2020

EXHIBIT B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of any class of the Funds listed.

Fund/Class	Name and Address	Percent of the Class Total Assets Held by the Shareholder
HSBC U.S. Government Money Market Fund Class A
	Ascensus Trust Company* Bank of Taiwan 401K P.O. Box 10758 Fargo, ND 58106-0758	81.30%
	Ascensus Trust Company GREATMATS.COM P.O. Box 10758 Fargo, ND 58106-0758	6.84%
HSBC U.S. Government Money Market Fund Class D
	Pershing LLC* For the Exclusive Benefit of its Customers Attn Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399-0001	84.52%
	SEI Private Trust Company c/o HSBC Bank One Freedom Valley Drive Oaks, PA 19456-9989	9.47%

Fund/Class	Name and Address	Percent of the Class Total Assets Held by the Shareholder
HSBC U.S. Government Money Market Fund Class I
	BofA Securities Inc. For the Sole Benefit of its Customers 200 N College St Charlotte, NC 28202-2191	12.05%
	State Street Global Market LLC Attn Fund Connect 1 Lincoln St SFC 6 Boston, MA 02111-2901	9.95%
	Citibank NA as Agent on behalf of Clients 390 Greenwich Street 4th Floor Attn Securities Finance/DAIS New York, NY 10013-2362	5.56%
	Zoetis Services LLC 10 Sylvan Way STE 105 Parsippany, NJ 07504-3825	5.05%
HSBC U.S. Government Money Market Fund Class Y
	HSBC FBO De Shaw & CO LP #3* 1166 Avenue of the Americas Fl 9 New York, NY 10036-2750	30.93%
	HSBC FBO De Shaw & CO LLC 1166 Avenue of the Americas Fl 9 New York, NY 10036-2750	23.88%

Fund/Class	Name and Address	Percent of the Class Total Assets Held by the Shareholder
	HSBC Bank USA Attn David Marrerro 452 5th Ave., 2nd Floor New York, NY 10018-2333	19.28%
	HSBC Bank USA Attn David Marrerro 452 5th Ave., 2nd Floor New York, NY 10018-2333	10.17%
	HSBC FBO De Shaw Composite Manager LLC 1166 Avenue of the Americas Fl 9 New York, NY 10036-2750	8.77%
HSBC U.S. Government Money Market Fund Intermediary Service Share Class
	HSBC Bank USA National Association* as Agent Corporate Trust and Loan Agency Control Unit 452 Fifth Avenue 8E6 New York, NY 10018	41.21%
	Band & Co c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	6.69%
HSBC U.S. Government Money Market Fund Intermediary Class
	Hare & Co 2* Attn STIF Operations PO BOX 223910 Pittsburgh, PA 15251-2910	73.88%

Fund/Class	Name and Address	Percent of the Class Total Assets Held by the Shareholder
	Special Custody Account for the Exclusive Benefit of Customers of GS& CO (Customers of CITI) 71 S Wacker Dr Ste 500 Chicago, IL 60606	8.54%
	JP Morgan Chase Bank, N.A. Attn Nick Cifelli 4 Chase MetroTech Center, Floor 3 Brooklyn, NY 11245-0003	5.46%
	Hare & Co 2B PO BOX 223910 Pittsburgh, PA 15251-2910	5.44%
HSBC U.S. Treasury Money Market Fund Class D
	Pershing LLC* For the Exclusive Benefit of its Customers Attn Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399-0001	38.88%
	HSBC Bank USA* Attn David Marrerro 452 5th Ave., 2nd Floor New York, NY 10018-2333	30.46%
	SEI Private Trust Company* c/o HSBC Bank One Freedom Valley Drive Oaks, PA 19456-9989	28.19%

Fund/Class	Name and Address	Percent of the Class Total Assets Held by the Shareholder
HSBC U.S. Treasury Money Market Fund Class I
	HSBC Bank USA* Attn David Marrerro 452 5th Ave., 2nd Floor New York, NY 10018-2333	29.39%
	SEI Private Trust Company c/o HSBC Bank One Freedom Valley Drive Oaks, PA 19456-9989	23.40%
	BofA Securities Inc. 200 N College St. Charlotte, NC 28202-2191	11.12%
	Pershing LLC For the Exclusive Benefit of its Customers Attn Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399-0001	6.36%
HSBC U.S. Treasury Money Market Fund Class Y
	HSBC Bank USA* Attn David Marrerro 452 5th Ave., 2nd Floor New York, NY 10018-2333	99.13%
HSBC U.S. Treasury Money Market Fund Intermediary Service Share Class
	Citibank* FBO CST Lazard Growth 388 Greenwich St New York, NY 10013-2362	39.57%

Fund/Class	Name and Address	Percent of the Class Total Assets Held by the Shareholder
	Softserve Inc. 12800 University Dr. #410 Fort Meyers, FL 33907-5336	24.99%
	HSBC FBO UNITED WELFARE FUND Welfare Divison 145 Huguenot St STE 100 New Rochelle, NY 10801-5251	21.44%
	HSBC Bank USA National Association as Agent Corporate Trust and Loan Agency Control Unit 452 Fifth Ave, 8E6 New York, NY 10018	6.80%
HSBC U.S. Treasury Money Market Fund Intermediary Class
	Hare & Co 2B* PO BOX 223910 Pittsburgh, PA 15251-2910	44.12%
	Hare & Co 2* Attn STIF Operations PO BOX 223910 Pittsburgh, PA 15251-2910	28.30%
	PNC Capital Markets LLC 249 Fifth Avenue Mail Stop: P1-POPP-11-A Pittsburgh, PA 15222-2707	21.58%
	Lantheus Medical Imaging Inc. 331 Treble Cove Rd N. Billerica, MA 01862-2849	6.00%

Fund/Class	Name and Address	Percent of the Class Total Assets Held by the Shareholder
HSBC RadiantESG U.S. Smaller Companies Fund Class A
	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	62.05%
	Charles Schwab & Co. Inc. Special Custody Account FBO of Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	5.86%
HSBC RadiantESG U.S. Smaller Companies Fund Class C
	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	100.00%
HSBC RadiantESG U.S. Smaller Companies Fund Class I
	SEI Private Trust Company* c/o HSBC Bank One Freedom Valley Drive Oaks, PA 19456-9989	42.12%
	Charles Schwab & Co. Inc. Special Custody Account FBO of Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	12.90%

Fund/Class	Name and Address	Percent of the Class Total Assets Held by the Shareholder
	Capinco c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	12.20%
	National Financial Services LLC For the Exclusive Benefit of Our Customares Newport Office Center III 499 Washington Boulevard 5th Floor Jersey City, NJ 07310-2010	11.86%
	SEI Private Trust Company c/o HSBC Bank One Freedom Valley Drive Oaks, PA 19456-9989	10.05%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.01%

*  Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D94779-S60093               KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH NOMINEE

1.	To elect each of the following five nominees to serve as a Trustee on the Board of Trustees:		For	Withhold

	1a.	Marcia L. Beck	□	□

	1b.	Susan C. Gause	□	□

	1c.	Susan S. Huang	□	□

	1d.	Hugh T. Hurley, III	□	□

	1e.	Paul D. Dawe	□	□

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR
THIS MEETING ARE AVAILABLE AT WWW.PROXYVOTE.COM

D94780-S60093

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2023

State Street Bank and Trust Company, Gates Conference Room, Channel Center,
1 Iron Street, Boston, MA 02210

The undersigned holder of shares of beneficial interest of one or more of the HSBC Funds hereby revokes any previous proxy and appoints Francine S. Hayes and Christopher Short, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders (the “Special Meeting”) of the HSBC Funds to be held on February 27, 2023 at 10:00 a.m., Eastern Time, at the offices of State Street Bank and Trust Company, Gates Conference Room, Channel Center, 1 Iron Street, Boston, MA 02210, and at any or all adjournments or postponements thereof, and to vote all shares of beneficial interest of the applicable HSBC Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE